PAX WORLD FUND, INCORPORATED
                                224 STATE STREET
                         PORTSMOUTH, NEW HAMPSHIRE 03801
                            TELEPHONE (603) 431-8022
                                    --------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 12, 1996
                                    --------

To The Stockholders of
PAX WORLD FUND, INCORPORATED:

     The 1996 Annual Meeting of Stockholders of Pax World Fund, Incorpo- rated, will be held on Wednesday, June 12, 1996, at 10:00 a.m., at the Sheraton Hotel, Portsmouth, N.H. The purposes of the meeting are:

     1. To elect a Board of nine Directors, each to hold office for one year or until a successor is chosen and qualified.

     2. To approve or disapprove the selection by the Board of Directors of Pannell Kerr Forster as the independent auditors of the Fund for the year ending December 31, 1996.

     3. To transact such other business as may properly come before the Meeting.

     Stockholders of record at the close of business on April 12, 1996, are entitled to notice of and to vote at the meeting.

                                       By Order of the Board of Directors

                                           LUTHER E. TYSON, President

Portsmouth, New Hampshire
April 22, 1996

      IF YOU CANNOT ATTEND THE MEETING, PLEASE MARK, DATE, SIGN AND RETURN
                THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE.




                          PAX WORLD FUND, INCORPORATED
                                224 STATE STREET
                         PORTSMOUTH, NEW HAMPSHIRE 03801
                            TELEPHONE (603) 431-8022

                                 PROXY STATEMENT

     This statement is furnished in connection with the solicitation by the management of Pax World Fund, Incorporated (the "Fund"), of proxies to be used at the Annual Meeting of Stockholders to be held at the Sheraton Hotel, Portsmouth, N.H. on June 12, 1996, at 10:00 a.m., and at any ad- journment or adjournments thereof, for the purposes set forth in the ac- companying Notice.

     As of April 12, 1996, the record date, there were 29,143,829 shares issued and outstanding, the holders of which are entitled to one vote per share on all matters brought before the meeting. If you were a Stockholder as of said date, you will be entitled to vote at the Meeting and your presence is desired. IF, HOWEVER, YOU CANNOT BE PRESENT, THE MANAGEMENT REQUESTS THAT YOU EXECUTE THE ENCLOSED PROXY FOR THIS PURPOSE IN ORDER TO INSURE A QUORUM AT THE MEETING. Stockholders who execute proxies may re- voke them at any time either by another later dated proxy or by attendance in person at the Meeting.

     The persons named in the accompanying proxy, if executed and returned, will vote the same for all the Director Nominees and the selection of the Accountant as indicated herein, unless the proxy contains contrary direc- tions, in which case the proxy will be voted as directed. Stockholders may vote for the election of the entire slate of nominees or may withhold their vote by marking the proper box on the form of proxy and may withhold their vote from any one or more individual nominees by striking the names of such nominees on the form of the proxy.

     The Annual Report for the fiscal year which ended December 31, 1995, has already been mailed to stockholders. Those that desire an additional copy may obtain it without charge by writing or telephoning the Fund for such purpose.

     No person on April 12, 1996, owned of record or beneficially more than 5% of the outstanding shares of Common Stock of the Fund.



April 22, 1996

                                       2


                                       I.
                             MANAGEMENT OF THE FUND

     The following nominees for directors (who have consented to serve) are the present officers and directors, each of such directors, having been elected by the Stockholders of the Fund at the Annual Meeting held in June 1995 and to serve until the next annual meeting or until their successor is chosen and qualified:

                                                                                                       APPROXIMATE FUND
                                                                                                       SHARES OWNED OF
                                                                                                    RECORD OR BENEFICIALLY
                                                                                         DIRECTOR   DIRECTLY OR INDIRECTLY
                  NAME, ADDRESS AND PRINCIPAL OCCUPATION                                  SINCE        ON APRIL 12, 1996
 LUTHER E. TYSON, Ph.D, age 73, President and Director of the Fund, 69 Wentworth           1970             22,448
Lane, P.O. Box 351448, Palm Coast, Florida 32135, is a sociologist, ethicist,                                  *
and clergyman. From 1966-85 he served as Director of a Department of the Board                                **
of Church and Society of the United Methodist Church, Washington, D.C. Dr.
Tyson is the owner of approximately 29% of the outstanding common stock of the investment adviser. He is President and a Director of the investment adviser.

 J. ELLIOTT CORBETT, Ph.D, age 74, Vice President, and Director of the Fund,               1970              9,995
6006 Milo Drive, Bethesda, Maryland, 20816, is a social ethicist and clergyman.                                *
From 1981-1983, he served on the staff of the Council on Ministries, Baltimore                                **
Annual Conference of the United Methodist Church and served as President of
Pax World Foundation from 1970 to 1990. From 1961 to December, 1980 he was a member of the staff of the United Methodist Board of Church and Society.
He is author of five books. He owns approximately 29% of the outstanding common stock of the investment adviser. He is Vice-President and a Director of the investment adviser.

 ANTHONY S. BROWN, age 61, Vice President, Treasurer and Director of the Fund,             1970             11,844
209 Lafayette Road, Portsmouth, New Hampshire 03801. From 1971 to the present                                  *
employed by Pax World Management Corp. as treasurer and in addition acts as                                   **
portfolio manager for the Fund. From July 1982 to December 1990, associated with Fahnestock & Co., members of the New York Stock Exchange, as a registered representative and from August 1987 to December 1990 a vice-president and office manager. Trustee of Piscataqua Savings Bank since July 1990 and Chairman of the Board since August 1992. He owns approximately 29% of the outstanding common stock of the investment adviser. He is Treasurer and a Director of the investment adviser.

                                                        (Continued on next page)

- --------
 *Interested persons as defined by the Investment Company Act of 1940. **Controlling person of the investment adviser.

                                       3



(continued from previous page)

                                                                                                       APPROXIMATE FUND
                                                                                                       SHARES OWNED OF
                                                                                                    RECORD OR BENEFICIALLY
                                                                                         DIRECTOR   DIRECTLY OR INDIRECTLY
                  NAME, ADDRESS AND PRINCIPAL OCCUPATION                                  SINCE        ON APRIL 12, 1996
 RAYMOND L. MANNIX, age 94, a Director, 71 Richmond Road, Belmont, Massachusetts           1970              1,197
02178, is a certified public accountant and Professor Emeritus in 1967 at Boston
University where he served as a Professor in the College of Business Administration
for over forty years. He is a trustee of several private trusts.

 C. LLOYD BAILEY, age 78, a Director, 1216 Foulkeways, Gwynedd, Pennsylvania               1970              1,845
19436, is an attorney and from 1959-1979 he served as Executive Director of the United States Committee for UNICEF, and from 1980-81 as President of that
Committee. 1981 to 1984, he served as a consultant to that Committee, and is presently retired.

 RALPH M. HAYWARD, age 78, a Director, 57 Barrell Lane, York Harbor, Maine                 1978              2,096
03911; Chemical Engineer and retired executive in 1971 after 31 years of employment with Merck and Co., Rahway, New Jersey, where he held various positions including:
Business Manager, Research Division; Assistant Plant Manager; and, Director
of Purchasing and Traffic. He is currently President and principal stockholder of Fisher-James Company, Inc. of Biddeford, Maine, an office supply and equipment dealer since 1980.

 ESTHER J. WALLS, M.L.S., age 65, a Director, 160 West End Avenue, Apt. 29J,               1981                753
New York, New York 10023, was Associate Director of Libraries, State University
of New York, Stony Brook, L.I., New York, which position she held 1974-1990.

 JOY L. LIECHTY, age 42, a Director, 1403 Ashton Court, Goshen, Indiana 46526;             1991                750
1989 to present, Client and Sales Advocate of Mennonite Mutual Aid Association;
from 1980-89 Manager of Client Services of Mennonite Mutual Aid Association.

 SANFORD C. SHERMAN, age 60, a Director, 91 Hillside Drive, Portsmouth, New                1992                843
Hampshire 03801, President of the Piscataqua Savings Bank, Portsmouth, New
Hampshire, a position he has held since April 1981. For 21 years prior thereto he held various other positions with the Bank including Treasurer and Vice
President. He has also served the Bank as a Trustee for 20 years.

     None of the officers or directors of the Fund receive compensation for the services they perform except for reimbursement for travel expenses and the payment of a director's fee of $1,000 for non-officer directors and $200 for officer directors, for attendance at each director's meeting and $1,000 paid to the Audit Committee. Directors as a group received in the aggregate $26,400 during 1995 for directors attendance fees. Travel ex- penses aggregated $10,298 during 1995.

                                       4



     The Board of Directors held a total of four meetings during the year ended December 31, 1995. The Board has an Audit Committee consisting of Messrs. Mannix and Hayward. The Audit Committee has responsibility for overseeing the establishment and maintenance of an effective financial control environment, for overseeing the procedures for evaluating the sys- tem of internal accounting control and for evaluating audit performance. The Fund has no nominating committee or other standing committee. The Audit Committee held two meetings during the year. Each director attended 75% of the meetings of the Board of Directors and the committee upon which they served.

                                       II.
                      RATIFICATION OF SELECTION OF AUDITORS

     The Board of Directors has unanimously approved the selection of Pan- nell Kerr Forster as the independent auditors and stockholder ratification is hereby sought. Neither Pannell Kerr Forster nor any of its members has, or has had in the past three years, any financial interest in the Fund or any relation to the Fund other than their duties as auditors and accoun- tants. No member of the firm will be present at the annual meeting to re- spond to questions.

     Management of the Fund recommends a vote FOR the ratification of the auditor. All proxies solicited by management will be voted in accordance with the specifications on the form of proxy and where no specification is made, proxies will be voted "FOR" the ratification of the selection of the auditor.

                                    --------

                     GENERAL INFORMATION PERTAINING TO THE
                         INVESTMENT ADVISER AND THE FUND

     Pax World Management Corp. (the "Adviser"), 224 State Street, Ports- mouth, New Hampshire, serves as Investment Adviser to the Fund and has so served since August 5, 1971. Luther E. Tyson, J. Elliott Corbett and An- thony S. Brown each own approximately 29% of the voting common stock of the Adviser and have not during 1995 made any purchases or sales of voting common stock of the adviser. Luther E. Tyson is president and a director of the Adviser, J. Elliott Corbett is vice president and a director of the Adviser; and Anthony S. Brown is treasurer and assistant secretary of the Adviser. The foregoing persons have held these positions since 1971.

     The Adviser advises and makes recommendations with respect to the in-vestment portfolio of the Fund, provides office facilities for the Fund and reimburses the Fund if Fund expenses other than costs and expenses for interest, brokerage commissions or fees and taxes exceed 1 1/2 % of aver- age total net assets. As compensation for its services, the Fund pays the Adviser an annual fee of 3/4 of 1% of the Fund's average net assets on the first $25,000,000 and which fee adjusts to 1/2 of 1% of the average net assets in excess of that figure. This fee is computed on a daily basis and paid monthly. For the calendar year 1995 the advisory fee was $2,192,000. As previously noted, none of the above persons receive compensation di- rectly from the Fund for the services they perform as officers.

                                       5



                                      III.
                                  OTHER MATTERS

     The management knows of no other matters which are to be brought be- fore the Meeting other than as set forth below. However, if any other mat- ters properly come before the meeting, it is understood that the persons named in the proxy intend to vote said proxy in accordance with their best judgment.

                       METHOD AND EXPENSE OF SOLICITATION

     The cost of preparing, assembling and mailing the proxy material will be borne by the Fund. In addition to the solicitation of proxies by use of the mails, proxies may be solicited personally by officers of the Fund.

                                       6



                          PAX WORLD FUND, INCORPORATED
                                 C/O PFPC, INC
                                 P.O. BOX 9426
                              WILMINGTON, DE 19899

The undersigned hereby appoints William M. Prifti and/or Anthony S. Brown as Proxies, each with full powers to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all the shares of common stock of Pax World Fund held on record by the undersigned on April 12, 1996, at the annual meeting of shareholders to be held on June 12, 1996 or at any adjournment thereof.

THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NINE NOMINEES FOR DIRECTOR, AND FOR ADOPTION OF PROPOSALS 2 AND 3, AS SAID PROXIES, AND EACH OF THEM, MAY DETERMINE.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

           Please sign exactly as name appears on card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership please sign in partnership name by authorized person.

           Dated _____________________________________________________ , 1996

           __________________________________________________________________
           Signature
           __________________________________________________________________
           Signature if held jointly




THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PAX WORLD FUND, INCORPORATED.

1. Election of       TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE
   nine Directors.   STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.

   FOR  all nominees   Vote withheld for all        FOR all nominees listed
   listed below. [ ]   nominees listed below. [ ]   below (except as marked to
                                                    the contrary below) [ ]

 L.E. Tyson, J.E. Corbett, A.S. Brown, R.L. Mannix, C.L. Bailey, R.M. Hayward,
                  Ester J. Walls, Joy L. Liechty, S.C. Sherman

2. To approve the appointment of Pannell Kerr Forster    FOR  AGAINST  ABSTAIN
   as the independent public accountants of the Fund.    [ ]    [ ]      [ ]

3. In their discretion, on all other business that may
   properly come before the Meeting and any adjournment
   or adjournments thereof.                              [ ]    [ ]      [ ]

                                                       PLEASE SIGN AND DATE THE
                                                      REVERSE SIDE OF THIS CARD.